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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Amendment No. 5 to Registration Statement No. 333-58362 of Com21, Inc. on Form S-3 of our reports dated March 26, 2001, appearing in the Annual Report on Form 10-K/A of Com21, Inc. for the year ended December 31, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP
San Jose, California
September 10, 2001